Exhibit 10.16

                         SEVENTH AMENDMENT TO THE THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT

                                                      Dated as of April 26, 2000

                  SEVENTH AMENDMENT TO THE THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Glenoit Corporation (the "Borrower"), the Lenders named in the Credit Agreement (defined below) (the "Lenders"), Banque Nationale de Paris (the "Agent"), as Agent, Arranger, Issuing Bank and Swing Line Bank, Fleet National Bank, as Syndication Agent, and LaSalle National Bank, as Documentation Agent.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders, the Agent, the Arranger, the Issuing Bank, the Swing Line Bank, the Syndication Agent and the Documentation Agent have entered into a Third Amended and Restated Credit Agreement, dated as of February 12, 1999 (as the same has been and in the future may be amended and modified from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement as amended hereby.

                  (2) Section 2.06(b)(iii) of the Credit Agreement provides that the Borrower is obligated to prepay an aggregate principal amount of Working Capital Advances, Swing Line Advances and Letter of Credit Advances in an amount by which such Advances plus the Available Amount of all Letters of Credit then outstanding (together with such Advances, the "Outstanding Amount") exceeds the Loan Value of Eligible Collateral, based upon the most recent Borrowing Base Certificate.

                  (3) On February 23, 2000, Borrower delivered to the Agent a Borrowing Base Certificate dated February 23, 2000 (the "February BB Certificate") reflecting that the Outstanding Amount exceeded the Loan Value of Eligible Collateral. The Borrower was then obligated under Section 2.06(b)(iii) of the Credit Agreement to make a principal prepayment in the approximate amount of $2,000,000, which the Borrower failed to make.

                  (4) The failure of the Borrower to make the principal prepayment required by Section 2.06(b)(iii) of the Credit Agreement as aforesaid constitutes on Event of Default under Section 6.01(a) of the Credit Agreement (the "Section 2.06(b)(iii) Event of Default"), which the Borrower has acknowledged by its letter to the Agent, dated February 23, 2000.

                  (5) Section 5.04 of the Credit Agreement sets forth the financial covenants of the Borrower. On April 9, 2000, the Borrower delivered a letter to the Agent confirming that the Borrower is in breach of the Section
5.04 covenants as of April 1, 2000. The breach of such covenants constitutes an Event of Default under Section 6.01(c) of the Credit Agreement (the "Covenant Events of Default").

                  (6) On April 14, 2000, the Agent delivered to the Borrower and United States Trust Company of New York, the Indenture Trustee under the Subordinated Debt Documents (the "Indenture Trustee"), a letter (the "Subordinated Debt Notice") (i) confirming that, as a result of the Section 2.06(b)(iii) Event of Default, the Borrower was prohibited from making any

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payments whatsoever in respect of the Subordinated Notes, and (ii) notifying the
Company and the Indenture Trustee that if, but only if, the Section 2.06(b)(iii) Event of Default is determined not to be a payment default and the Borrower is not otherwise in payment default under the Credit Agreement, the Subordinated Debt Notice shall constitute a Blockage Notice (as defined in the Subordinated Debt Documents) based on the Covenant Events of Default.

                  (7) Provided the Borrower is working diligently to devise a restructuring plan acceptable to its creditors and equity holders, the Lenders may, in their discretion, continue to provide Working Capital Advances and issue Letters of Credit on the conditions, for the limited period and for the limited purposes hereinafter set forth.

                  SECTION 1. Working Capital Advances and Letters of Credit. Subject to the conditions precedent set forth in Section 3 hereof, the Lenders hereby agree that the Borrower may request and the Lenders, in their discretion, may provide Working Capital Advances and issue Letters of Credit from the date hereof through and including June 15, 2000 (the "Amendment Period"); provided, however, that (a) the aggregate Available Amount of all Letters of Credit outstanding shall not at any time exceed an amount equal to $48.314 million less the sum of (x) the Working Capital Advances, (y) the Swing Line Advances, and
(z) the Letter of Credit Advances at the time outstanding and (b) Working Capital Advances shall not at any time exceed $45 million.

                  SECTION 2. AMENDMENTS.

                  (a) During the Amendment Period, Section 5.01(m) of the Credit Agreement shall be amended by replacing all references to "15 days", "30 days" and "60 days" therein to "10 days".

                  (b) During the Amendment Period, Section 2.01(e) of the Credit Agreement shall be amended by adding the following language at the end of such Section:

                      Anything to the contrary set forth in the Loan Documents notwithstanding, (i) no Standby Letters of Credit shall be issued hereunder and issuance of Letters of Credit shall be limited solely to Trade Letters of Credit, and (ii) two Business Days prior to the issuance of any Trade Letter of Credit, the Borrower shall provide, with respect to such Trade Letter of Credit, documentation to the Agent describing the recipient, amount and purpose of such Trade Letter of Credit, including, without limitation, the customer for whose benefit the Inventory (the payment for which is to be secured by the proposed Trade Letter of Credit) is being ordered.

                  SECTION 3. Conditions of Effectiveness of Amendment. This Amendment shall become effective as of the date first above written when, and only when, the following conditions precedent shall have been satisfied:

                  (a) The Agent shall have received counterparts of this Amendment executed by the Borrower, the Agent and the required number of Lenders.

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                  (b) The Borrower shall have reimbursed or otherwise paid all reasonable costs and expenses of the Agent paid or incurred in connection with the Borrower or the Credit Agreement, and theretofore presented to the Borrower for payment, including, without limitation, in connection with the preparation, execution, delivery and administration of this Amendment (including, without limitation, (a) all outstanding fees and disbursements of (a) Shearman & Sterling and Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") in their capacity as counsel to the Agent, and (b) Zolfo Cooper LLP, in its capacity as consultant to the Agent's counsel ("Zolfo Cooper").

                  SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants as follows:

                  (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, is within the Borrower's corporate powers, has been duly authorized by all necessary corporate action and does not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

                  (d) With the exception of the Section 2.06(b)(iii) Event of Default and the Covenant Events of Default described herein, there are no other Defaults or Events of Default by Borrower as of the date hereof.

                  (e) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the Loan Documents, as amended hereby, to which the Borrower is a party are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                                      -3-
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                  (f) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the Loan Documents, as amended hereby.

                  SECTION 5. Covenants of the Borrower. In consideration of the agreements of the Lenders contained herein, the Borrower covenants and agrees as follows:

                  (a) Both during and after the Amendment Period, the Borrower shall, and shall cause each other Loan Party to, fully cooperate with Zolfo Cooper in Zolfo Cooper's performance of its duties under the retention agreement between Kramer Levin and Zolfo Cooper; offer Zolfo Cooper reasonable access to its facilities, books and records; furnish promptly to Zolfo Cooper all information concerning its business, properties, personnel and financial performance as Zolfo Cooper shall reasonably request; and make available to Zolfo Cooper such of its personnel and its professional advisors as Zolfo Cooper shall reasonably request for the understanding of the business, property, personnel and financial performance of the Borrower and the other Loan Parties.

                  (b) During the Amendment Period, the Borrower shall continue to employ Price Waterhouse Coopers L.L.P. ("PWC") as its financial advisor, shall provide PWC with access to such information and personnel of the Borrower and its Subsidiaries as PWC shall reasonably require to perform its engagement and shall consult with and be advised by PWC on the matters within the scope of the PWC engagement.

                  (c) During the Amendment Period, the Borrower shall, and shall cause each other Loan Party to, conduct its business, only in the regular and ordinary course of business consistent with past practice.

                  (d) Both during and after the Amendment Period, in addition to any and all reporting by the Borrower required by the Loan Documents, until otherwise directed by the Agent, the Borrower shall furnish to the Agent as of the end of each calendar week not later than five Business Days after the end of such calendar week, a summary of cash disbursements and deposits for such week, as well as an accounts receivable aging report as of the end of such week.

                  (e) The Borrower shall fully and promptly cooperate with the Lenders' review of the Collateral and the perfection of the Lenders' security interest therein, including, without limitation, promptly responding to requests for information from the Agent and its counsel concerning the Collateral.

                  (f) The Borrower shall promptly execute and file any and all financing statements requested by the Agent and take other action reasonably requested by the Agent to perfect or continue the perfection of the Lenders' security interest in any Collateral (wherever located).

                                      -4-
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                  (g) During the Amendment Period, the Borrower shall diligently work to devise a restructuring plan for the Borrower and its Subsidiaries, acceptable to the Borrower, creditors and equity holders, such that the Borrower and its Subsidiaries will at all times have adequate capital resources to conduct their businesses, fund their capital expansion, provide for contingencies and pay their debts and other obligations, including obligations under the Loan Documents, as and when they become due. In connection therewith, the Borrower shall consult and negotiate diligently and in good faith with its equity holders, lenders, factors, trade creditors and other parties whose approval is or may be required for any restructuring plan.

                  (h) The covenants contained in this Section 5 are in addition to, and not in derogation or limitation of, any other covenants, agreements or obligations of the Loan Parties under the Loan Documents.

                  SECTION 6. Reference to and Effect on the Credit Agreement, the Loan Documents, and the Subordinated Notes.

                  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The Borrower hereby agrees that (i) the Borrower is truly and justly indebted to the Secured Parties, without defense, counterclaim or offset of any kind in the full amount of the Secured Obligations and (ii) the Secured Obligations are secured by valid, perfected, enforceable and unavoidable first priority Liens and security interests upon the Collateral senior to all other security interests and liens upon the Collateral (except as set forth in the Third Amended and Restated Security Agreement and the Credit Agreement), granted by the Loan Parties to the Agent for the ratable benefit of the Secured Parties.

                  (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (e) This Amendment shall not constitute a waiver of the
         Section 2.06(b)(iii) Event of Default, the Covenant Events of Default or any other Default or Event of


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         Default existing as of the date hereof, nor shall this Amendment authorize or be deemed to authorize any payment by the Borrower in respect of the Subordinated Notes or terminate or be deemed to terminate the payment block existing in respect of the Subordinated Notes.

                  SECTION 7. Fees; Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and disbursements of counsel and financial advisor to the Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                  GLENOIT CORPORATION



                                  By       /s/ Thomas J. O'Gorman
                                           -------------------------------------
                                  Name:    Thomas J. O'Gorman
                                  Title:   President and Chief Executive Officer


                                  AGENT

                                  BANQUE NATIONALE DE PARIS,
                                           as Agent and as a Lender


                                  By       /s/ David Barcus
                                           -------------------------------------
                                  Name:    David Barcus
                                  Title:   Director

                                  By       /s/ Elie Doft
                                           -------------------------------------
                                  Name:    Elie Doft
                                  Title:   Associate



                                  LENDERS

                                  BOEING CAPITAL CORPORATION


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  CENTURA BANK


                                  By       /s/ Lowry D. Perry
                                           -------------------------------------
                                  Name:    Lowry D. Perry
                                  Title:   Bank of Filer

                                  COMERICA


                                  By       /s/ James R. Grossell
                                           -------------------------------------
                                  Name:    James R. Grossell
                                  Title:   First Vice President


                                  DEUTSCHE FINANCIAL SERVICES


                                  By       /s/ Philip G. Porcher, IX
                                           -------------------------------------
                                  Name:    Philip G. Porcher, IX
                                  Title:   Vice President


                                  FIRST SOURCE FINANCIAL LLP,
                                  By First Source Financial, Inc., as its
                                           Agent/Manager


                                  By       /s/ Robert Horak
                                           -------------------------------------
                                  Name:    Robert Horak
                                  Title:   Vice President


                                  FLEET BANK, N.A.


                                  By       /s/ Paul Chau
                                           -------------------------------------
                                  Name:    Paul Chau
                                  Title:   Senior Vice President


                                  INVESCO


                                  By       /s/ Gregory Stoeckle
                                           -------------------------------------
                                  Name:    Gregory Stoeckle
                                  Title:   Authorized Signatory

                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By       /s/ Margaret P. Heger
                                           -------------------------------------
                                  Name:    Margaret P. Heger
                                  Title:   First Vice President


                                  KZH ING-1 LLC


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  KZH ING-2 LLC


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  KHZ ING-3 LLC


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  METROPOLITAN LIFE
                                           INSURANCE COMPANY


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  VAN KAMPEN SENIOR FLOATING
                                           RATE FUND


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  VAN KAMPEN PRIME RATE
                                           INCOME TRUST


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  FLEET BUSINESS CREDIT CORPORATION


                                  By       /s/Mark Pickering
                                           -------------------------------------
                                  Name:    Mark Pickering
                                  Title:   Vice President


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